UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1. Report to Stockholders.

www.tortoiseadvisors.com

Tortoise Select Income Bond Fund
2018 Annual Report

Table of Contents

Letter to Shareholders	3

Tortoise Select Income Bond Fund	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	23

Trustees and Officers	24

Additional Information	26

Sector allocation as of 9/30/2018			Rating allocation as of 9/30/2018
	Portfolio	Benchmark*		Portfolio	Benchmark
Treasury	22.0%	37.9%	AAA	54.4%	71.9%
Treasury Inflation Protected Securities	1.9%	0.0%	AA	5.4%	3.7%
Agency	0.0%	1.5%	A	11.2%	10.8%
Mortgage-Backed Securities	22.9%	28.1%	BBB	20.1%	13.5%
Commercial Mortgage-Backed Securities	5.2%	1.9%	BB	2.8%	0.0%
Asset-Backed Securities	12.8%	0.5%	B	4.4%	0.0%
Credit	26.4%	30.0%	Not rated	0.0%	0.0%
Bank Loan	0.0%	0.0%	Cash/equivalent	1.6%	0.0%
Non-dollar	0.0%	0.0%
High Yield	7.2%	0.0%
Cash/equivalent	1.6%	0.0%

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Bond quality ratings reflect the middle rating assigned by S&P, Moody’s and Fitch. In instances where a rating is unavailable from all three agencies, the lowest rating assigned by any one of these agencies is used. Should this process result in the selection of a rating issued by an agency other than S&P, the rating is converted to the S&P equivalent. Due to rounding, totals may not equal 100%.

*Bloomberg Barclays U.S. Aggregate Bond Index.

2	Tortoise

2018 Annual Report | September 30, 2018

Dear shareholder,

Market overview

Performance was volatile during the twelve month period ending September 30, 2018, with higher risk asset classes, such as high yield, generating the strongest performance. Drivers included a rebound in U.S. economic growth, mixed pressures on global growth ex- U.S., strong fiscal policy stimulus in the form of a tax cut, improving corporate earnings, tighter U.S. monetary policy, an increasing U.S. budget deficit, European Brexit and Italian budget worries and a trade war with China. U.S. interest rates ended the period with short maturity U.S. Treasury interest rates over 100 basis points higher, 10-year U.S. Treasury interest rates roughly 73 basis points higher, and 30-year U.S. Treasury interest rates roughly 35 basis points higher. As a result, the U.S. Treasury interest rate curve flattened significantly, with the yield spread between a 30-year and 2-year Treasury bond ending the period at only 40 basis points, near a post financial crisis low. The 10-year U.S. Treasury ended the period at 3.06%, up from 2.33% at the beginning of the period.

From an economic perspective, the period began with a seasonally slow Q4 2017 and Q1 2018 GDP growth rate, modestly increasing inflationary pressures, record levels of business and consumer confidence, and a continuation of healthy job gains. Passage of tax cuts provided an additional spark to corporate earnings, consumer spending and most notably business investment early in the period. As a result, spreads across credit and securitized assets performed very well early on. Rising inflationary pressures and improving economic growth, combined with a desire to remove some of the emergency monetary accommodation instituted during the financial crisis, prompted the Federal Reserve to increase short-term interest rates once per quarter for a total increase of 100 basis points over the fiscal year. The combination of rising interest rates, increasing inflationary pressure, and increasing treasury supply from growing budget deficits pushed U.S. interest rates higher, with the 2-year U.S. treasury interest rate almost 80 basis points higher during the first 6 months of the period. As a result of higher short term U.S. interest rates relative to overseas short term rates, currency hedging costs skyrocketed resulting in diminishing foreign demand for many U.S. fixed income assets. Higher interest rates, less foreign demand, a more hawkish Federal Reserve, escalating trade tensions and relatively rich valuations caused spreads across credit and securitized assets to widen and underperform U.S. treasuries during the middle of the period.

Late in the period, the U.S. economy maintained solid momentum, despite slower growth overseas and an onslaught of geopolitical risks from trade wars, Brexit, and Italian fiscal concerns. Third quarter 2018 GDP is expected around 3%, slightly less than the robust second quarter of 4.2%, but still above trend growth. The economy continued to create strong job additions and the unemployment rate ended the period at 3.7%, a 50-year low. Given the strong labor markets, wage pressures have remained surprisingly contained and ended the period up 2.8%. After a sharp rise in the first half of the period, inflation pressures have at least temporarily subsided with core Consumer Price Index (CPI) ending the period lower at 2.2%. The trade war with China escalated late in the period, with tariffs on an additional $200 billion of Chinese exports going into effect. The bond markets shrugged off the news, especially when the tariffs were announced at 10% rather than the 25% level initially feared. Both sides now appear entrenched in their positions and tensions could escalate before the situation is resolved. With a solid economic backdrop, strong earnings, and modestly improved valuations as well as supply/demand technicals, spreads across credit and securitized assets tightened and outperformed U.S. treasuries during the end of the period.

Outlook

Looking forward, we expect both U.S. and global growth to remain strong yet decelerate, inflation to pick up modestly, the Federal Reserve to continue removing accommodation at a measured pace and U.S. interest rates to continue to drift higher. We expect corporate earnings growth to remain strong yet decelerate due to tough year-over-year comparisons, increasing input cost pressures, and decelerating economic growth. Further, we believe credit fundamentals will remain stretched within investment grade, and consumer balance sheets will remain relatively strong. With the credit cycle long in the tooth, uninspiring valuations for many fixed income sectors, tighter monetary policy from Fed rate hikes to quantitative tightening, and a changing technical supply and demand landscape, we advocate a cautious stance whereby sector, industry, and name selection are of the utmost importance.

(unaudited)

Tortoise	3

Forward positioning

We continue to underweight duration as we believe the combination of strong yet decelerating economic growth, tighter monetary policy, increasing treasury supply, and gradually rising inflationary pressures should push rates higher longer term. Given the flat slope of the yield curve we are favorable on short maturity assets. We remain less favorable on the investment grade credit sector and are currently underweight the benchmark. Although investment grade credit performed well at the end of the period, we still believe corporate credit metrics remain overleveraged, earnings fundamentals may decelerate, valuations remain unattractive, and poor supply and demand technicals warrant a defensive position. We are maintaining our moderate allocation to below investment grade bonds, given favorable credit metrics and balanced supply and demand technicals. We remain underweight mortgage-backed securities due to aggressive valuations as well as technical pressures from the Fed reducing the size of their balance sheet. Lastly, we remain overweight asset-backed securities and continue to see opportunity in the sector, which should benefit from improved consumer fundamentals and attractive yields versus U.S. Treasuries on the front end of the curve.

Sincerely,

The Investment Policy & Strategy Committee
Tortoise

Basis point is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

4	Tortoise

2018 Annual Report | September 30, 2018

Tortoise Select Income Bond Fund

Basic fund facts

Investment objective: Total return and current income

Structure: Regulated investment company

	Institutional		Investor
Ticker	TBNIX		TBNTX
Net expense ratio(1)	0.50%		0.75%
Redemption fee	None		None
Maximum front-end sales load	None	(2)	3.75%	(3)
Maximum deferred sales load	None		None	(4)

(1)	Tortoise has contractually agreed to limit total operating expenses through 1/31/2019. Reimbursed expenses may be recouped for a period of 36 months following the month during which such reimbursement was made, if such recoupment can be achieved without exceeding these expense limits.
(2)	While the Institutional has no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $100,000.
(4)	No front-end sales charge is payable on Investor Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

Investment parameters

Under normal circumstances, the fund:

●	will invest at least 80% of net assets, plus the amount of any borrowings for investment purposes, in fixed income securities

●	may invest up to 35% of total assets in debt securities that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality

●	may invest up to 20% of total assets in preferred securities

●	may invest up to 30% of total assets in non-U.S. dollar-denominated securities

●	may invest up to 15% of net assets in illiquid securities

Value of $1,000,000 vs. Bloomberg Barclays U.S. Aggregate Bond Index
Since inception on December 28, 2016 through September 30, 2018

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 28, 2016, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a stockholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and income distributions for a fund and reinvestment of income distributions for the index.

The performance data quoted above represents past performance since inception on December 28, 2016 (Commencement of Operations) through September 30, 2018. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be obtained through the most recent month-end by calling 1-855-822-3863. Future performance may be lower or higher than the performance stated above.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, Mortgage Backed securities (agency fixed-rate and hybrid adjustable-rate pass-throughs), Asset Backed securities and Commercial Mortgage Backed securities (agency and non-agency). This index cannot be invested in directly.

(unaudited)

Tortoise	5

Key Performance Drivers

Top Contributors:

●	Short duration positioning in a rising interest rate environment

●	Investment grade credit industry and security selection

●	Overweight allocation to high yield

Largest Detractors:

●	Yield curve positioning in a flattening yield curve environment

●	Overweight allocation to Treasury Inflation Protected Securities

●	Underweight allocation to investment grade credit

Total returns (as of September 30, 2018)

Ticker	Class	1 year	Since inception(1)	Gross expense ratio
TBNIX	Institutional	-0.56%	1.82%	20.69%
TBNTX	Investor (excluding load)	-0.81%	1.57%	21.32%
TBNTX	Investor (maximum load)	-4.56%	-0.62%	21.32%
U.S. Aggregate(2)		-1.22%	1.33%	—

(1)	Reflects period from fund inception on December 28, 2016 through September 30, 2018.
(2)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market. The index includes U.S. Treasuries, government-related and corporate securities, Mortgage Backed securities (agency fixed-rate and hybrid adjustable-rate pass-throughs), Asset Backed securities and Commercial Mortgage Backed securities (agency and non-agency). This index cannot be invested in directly.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown reflecting the Investor Class (maximum load) reflect a sales charge of 3.75%. Performance data shown “excluding load” do not reflect the deduction of the maximum sales load. If reflected, the load would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-822-3863.

(unaudited)

6	Tortoise

2018 Annual Report | September 30, 2018

Tortoise Select Income Bond Fund

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them, are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. Please review the fund prospectus for greater discussion of these and other risks associated with the Tortoise Select Income Bond Fund.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Average maturity is the average amount of time until a debt security matures.

Nothing contained on this communication constitutes tax, legal or investment advice. Investors must consult their tax adviser or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

(unaudited)

Tortoise	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(04/01/2018 to
	(04/01/2018)	(09/30/2018)	09/30/2018)
Institutional Class Actual(2)	$1,000.00	$1,002.60	$2.51
Institutional Class
Hypothetical (5% annual	$1,000.00	$1,022.56	$2.54
return before expenses)
Investor Class Actual(2)	$1,000.00	$1,001.30	$3.76
Investor Class Hypothetical
(5% annual return	$1,000.00	$1,021.31	$3.80
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period from April 1, 2018 through September 30, 2018 of 0.50% and 0.75% for the Institutional Class and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
(2)	Based on the actual returns for the period from April 1, 2018 through September 30, 2018 of 0.26% and 0.13% for the Institutional Class and Investor Class, respectively.

(unaudited)

8	Tortoise

2018 Annual Report | September 30, 2018

Schedule of Investments
September 30, 2018

	Principal	Fair
	Amount	Value
Asset Backed Securities — 13.0%(1)

Automotive — 8.1%(1)
Ally Master Owner Trust
3.290%, 05/15/2023	$12,000	$12,019
AmeriCredit Automobile Receivables Trust
2.410%, 07/08/2022	20,000	19,746
Carmax Auto Owner Trust
1.900%, 04/15/2022	14,000	13,645
Ford Credit Auto Owner Trust
1.930%, 04/15/2023	15,000	14,676
GM Financial Automobile Leasing Trust
3.480%, 07/20/2022	6,000	6,000
Hyundai Auto Receivables Trust
2.190%, 11/15/2022	11,000	10,752
Santander Drive Auto Receivables Trust
2.760%, 12/15/2022	7,000	6,919
Westlake Automobile Receivables Trust
3.500%, 01/16/2024(2)	10,000	9,992
3.610%, 10/16/2026(2)	10,000	10,010
World Omni Auto Receivables Trust
3.030%, 06/17/2024	12,000	11,911
		115,670
Credit Cards — 3.2%(1)
Capital One Multi-Asset Execution Trust
2.668% (1 Month LIBOR USD + 0.510%),
09/16/2024(3)	7,000	7,068
Discover Card Execution Note Trust
3.030%, 08/15/2025	15,000	14,849
Synchrony Credit Card Master Note Trust
2.620%, 10/15/2025	20,000	19,403
World Financial Network Credit
Card Master Trust
2.660%, 08/15/2024	4,000	3,931
		45,251
Whole Business — 1.7%(1)
Hardee's Funding LLC
4.250%, 06/20/2048(2)	25,000	25,001
Total Asset Backed Securities
(Cost $187,035)		185,922

Corporate Bonds — 33.5%(1)
Airlines — 0.6%(1)
British Airways Pass Through Trust
4.125%, 03/20/2033(2)(4)	5,000	4,951
US Airways
3.950%, 05/15/2027	3,718	3,688
		8,639

Automotive — 0.5%(1)

Allison Transmission, Inc.
4.750%, 10/01/2027(2)	2,000	1,893
Hyundai Capital America
3.450%, 03/12/2021(2)	5,000	4,946
		6,839
Banks — 5.5%(1)
Bank of America Corp.
3.106% (3 Month LIBOR USD + 0.790%),
03/05/2024(3)	10,000	10,001
Bank of Montreal
3.803%, 12/15/2032(4)	5,000	4,678
Bank of New York Mellon Corp.
2.661, 05/16/2023	5,000	4,841
Canadian Imperial Bank of Commerce
3.500%, 09/13/2023(4)	10,000	9,945
Citigroup, Inc.
3.887%, 01/10/2028	5,000	4,859
Goldman Sachs Group, Inc.
3.814%, 04/23/2029	5,000	4,775
JPMorgan Chase & Co.
3.559%, 04/23/2024	10,000	9,902
Morgan Stanley
3.591%, 07/22/2028	5,000	4,749
Santander Holdings USA, Inc.
4.400%, 07/13/2027	5,000	4,793
Synovus Financial Corp.
3.125%, 11/01/2022	10,000	9,617
Toronto-Dominion Bank
3.625%, 09/15/2031(4)	5,000	4,706
Wells Fargo & Co.
3.069%, 01/24/2023	5,000	4,883
		77,749
Building Materials & Home Builders — 0.9%(1)
Beazer Homes USA, Inc.
6.750%, 03/15/2025	2,000	1,860
Eagle Materials, Inc.
4.500%, 08/01/2026	5,000	4,998
Mattamy Group Corp.
6.500%, 10/01/2025(2)(4)	2,000	1,950
New Enterprise Stone & Lime Co, Inc.
6.250%, 03/15/2026(2)	2,000	2,020
US Concrete, Inc.
6.375%, 06/01/2024	2,000	2,033
		12,861

See accompanying Notes to Financial Statements.

Tortoise	9

Schedule of Investments (continued)
September 30, 2018

	Principal	Fair
	Amount	Value
Chemicals — 0.8%(1)
Albemarle Corp.
5.450%, 12/01/2044	$5,000	$5,238
Tronox Finance PLC
5.750%, 10/01/2025(2)(4)	2,000	1,855
Westlake Chemical Corp.
4.375%, 11/15/2047	5,000	4,459
		11,552
Consumer Staples — 0.5%(1)
Albertsons Companies LLC
5.750%, 03/15/2025	2,000	1,810
Anheuser-Busch InBev Finance, Inc.
4.900%, 02/01/2046	5,000	5,076
		6,886
Diversified Financial Services — 1.5%(1)
Aircastle Ltd.
4.400%, 09/25/2023(4)	5,000	5,006
Compass Group Diversified Holdings LLC
8.000%, 05/01/2026(2)	2,000	2,070
International Lease Finance Corp.
5.875%, 08/15/2022	10,000	10,587
Park Aerospace Holdings Ltd.
5.250%, 08/15/2022(2)(4)	2,000	2,025
Springleaf Finance Corp.
7.125%, 03/15/2026	2,000	1,994
		21,682
Energy — 7.5%(1)
Andeavor Logistics LP / Tesoro Logistics
Finance Corp.
5.250%, 01/15/2025	8,000	8,203
Ascent Resources Utica Holdings LLC /
ARU Finance Corp.
7.000%, 11/01/2026(2)	2,000	1,997
Buckeye Partners LP
3.950%, 12/01/2026	10,000	9,236
DCP Midstream Partners LP
7.375%, 06/15/2023	2,000	1,994
Diamondback Energy, Inc.
4.750%, 11/01/2024(2)	2,000	2,007
Enable Midstream Partners LP
4.950%, 05/15/2028	5,000	4,971
Enbridge, Inc.
6.250% (3 Month LIBOR USD + 3.641%),
03/01/2078(4)	5,000	4,848
Energy Transfer Partners LP
6.250%, 05/15/2023	2,000	1,929
5.800%, 06/15/2038	6,000	6,250
EnLink Midstream Partners LP
6.000%, 12/15/2022	1,000	907
Ensco PLC
7.750%, 02/01/2026(4)	2,000	1,992
EQT Corp.
3.900%, 10/01/2027	5,000	4,694
EQT Midstream Partners LP
4.750%, 07/15/2023	7,000	7,111
Hess Corp.
7.125%, 03/15/2033	10,000	11,498
Murphy Oil Corp.
6.875%, 08/15/2024	2,000	2,122
Nabors Industries, Inc.
5.750%, 02/01/2025(2)	2,000	1,922
Oasis Petroleum, Inc.
6.250%, 05/01/2026(2)	2,000	2,038
Plains All American Pipeline LP /
PAA Finance Corp.
6.650%, 01/15/2037	10,000	11,090
Polar Tankers, Inc.
5.951%, 05/10/2037(2)	5,000	5,602
Ruby Pipeline LLC
6.000%, 04/01/2022(2)	8,939	9,192
SemGroup Corp / Rose Rock
Finance Corp.
5.625%, 11/15/2023	3,000	2,933
SM Energy Co.
5.625%, 06/01/2025	2,000	2,003
Tallgrass Energy Partners LP / Tallgrass
Energy Finance Corp.
4.750%, 10/01/2023(2)	2,000	2,001
		106,540
Gaming & Lodging — 0.8%(1)
Boyd Gaming Corp.
6.000%, 08/15/2026	2,000	2,025
Caesars Resort Collection LLC /
CRC Finco, Inc.
5.250%, 10/15/2025(2)	2,000	1,910
Eldorado Resorts, Inc.
6.000%, 04/01/2025	2,000	2,032
MGM Resorts International
5.750%, 06/15/2025	2,000	2,018
Penn National Gaming, Inc.
5.625%, 01/15/2027(2)	2,000	1,934
Wyndham Worldwide Corp.
4.500%, 04/01/2027	2,000	1,895
		11,814

See accompanying Notes to Financial Statements.

10	Tortoise

2018 Annual Report | September 30, 2018

Schedule of Investments (continued)
September 30, 2018

	Principal	Fair
	Amount	Value
Healthcare — 2.7%(1)
Bausch Health Companies, Inc.
9.000%, 12/15/2025(2)(4)	$2,000	$2,160
City of Hope
4.378%, 08/15/2048	5,000	4,913
Community Health Systems, Inc.
6.250%, 03/31/2023	2,000	1,904
CVS Health Corp.
4.780%, 03/25/2038	5,000	4,992
Halfmoon Parent, Inc.
4.125%, 11/15/2025(2)	10,000	9,987
HCA, Inc.
5.375%, 02/01/2025	2,000	2,045
SSM Health Care Corp.
3.688%, 06/01/2023	7,000	7,011
Tenet Healthcare Corp.
5.125%, 05/01/2025	2,000	1,975
Teva Pharmaceutical Finance
Netherlands III B.V.
2.200%, 07/21/2021(4)	2,000	1,881
WellCare Health Plans, Inc.
5.250%, 04/01/2025	2,000	2,037
		38,905
Industrial — 0.6%(1)
United Rentals North America, Inc.
5.750%, 11/15/2024	3,000	3,097
Wabtec Corp.
4.150%, 03/15/2024	5,000	4,971
		8,068
Insurance — 1.9%(1)
AXA Equitable Holdings, Inc.
5.000%, 04/20/2048(2)	5,000	4,688
Brighthouse Financial, Inc.
3.700%, 06/22/2027	4,000	3,557
Mercury General Corp.
4.400%, 03/15/2027	4,000	3,859
Pacific Life Insurance Co.
4.300%, 10/24/2067(2)	5,000	4,509
Reliance Standard Life Global Funding II
3.850%, 09/19/2023(2)	5,000	4,989
Securian Financial Group, Inc.
4.800%, 04/15/2048(2)	5,000	4,920
		26,522
Manufacturing — 0.8%(1)
CNH Industrial NV
4.500%, 08/15/2023(4)	5,000	5,089
Meritor, Inc.
6.250%, 02/15/2024	2,000	2,048
Trinity Industries, Inc.
4.550%, 10/01/2024	5,000	4,857
		11,994
Materials — 0.6%(1)
Hudbay Minerals, Inc.
7.625%, 01/15/2025(2)(4)	3,000	3,113
Kinross Gold Corp.
5.950%, 03/15/2024(4)	5,000	5,125
		8,238
Media — 1.3%(1)
AMC Networks, Inc.
5.000%, 04/01/2024	3,000	2,962
Discovery Communications LLC
5.000%, 09/20/2037	5,000	4,890
Gray Television, Inc.
5.875%, 07/15/2026(2)	2,000	1,988
Interpublic Group of Companies, Inc.
4.650%, 10/01/2028	5,000	5,018
Time Warner Cable LLC
6.550%, 05/01/2037	3,000	3,263
		18,121
Paper & Packaging — 0.3%(1)
Berry Plastics Corp.
5.125%, 07/15/2023	3,000	3,026
Multi-Color Corp.
4.875%, 11/01/2025(2)	2,000	1,875
		4,901
Real Estate — 1.0%(1)
Hudson Pacific Properties LP
3.950%, 11/01/2027	5,000	4,663
Physicians Realty LP
4.300%, 03/15/2027	5,000	4,824
STORE Capital Corp.
4.500%, 03/15/2028	5,000	4,889
		14,376

See accompanying Notes to Financial Statements.

Tortoise	11

Schedule of Investments (continued)
September 30, 2018

	Principal	Fair
	Amount	Value
Technology — 1.4%(1)
Apple, Inc.
3.000%, 02/09/2024	$5,000	$4,905
Dell International LLC / EMC Corp.
6.020%, 06/15/2026(2)	5,000	5,352
First Data Corp.
5.750%, 01/15/2024(2)	3,000	3,060
Marvell Technology Group Ltd.
4.200%, 06/22/2023(4)	5,000	4,981
Western Digital Corp.
4.750%, 02/15/2026	2,000	1,938
		20,236
Telecommunications — 2.8%(1)
AT&T, Inc.
3.514% (3 Month LIBOR USD + 1.180%),
06/12/2024(3)	7,000	7,037
Crown Castle International Corp.
3.700%, 06/15/2026	10,000	9,573
Motorola Solutions, Inc.
5.500%, 09/01/2044	10,000	9,420
Sprint Capital Corp.
6.875%, 11/15/2028	2,000	2,015
Sprint Corp.
7.875%, 09/15/2023	2,000	2,162
T-Mobile USA, Inc.
6.375%, 03/01/2025	2,000	2,089
Vodafone Group PLC
4.375%, 05/30/2028(4)	5,000	4,936
Zayo Group LLC / Zayo Capital, Inc.
6.375%, 05/15/2025	3,000	3,125
		40,357
Utilities — 1.5%(1)
AES Corp.
4.875%, 05/15/2023	2,000	2,027
NRG Energy, Inc.
6.625%, 01/15/2027	3,000	3,165
Southern California Edison Co.
4.125%, 03/01/2048	7,000	6,708
Tri-State Generation & Transmission
Association, Inc.
4.250%, 06/01/2046	5,000	4,563
WEC Energy Group, Inc.
3.375%, 06/15/2021	5,000	5,004
		21,467
Total Corporate Bonds
(Cost $486,320)		477,747

Mortgage Backed Securities — 28.6%(1)
Commercial — 5.3%(1)
Citigroup Commercial Mortgage Trust
3.732%, 04/12/2046	10,000	9,802
3.192%, 04/10/2048	10,000	9,762
GS Mortgage Securities Trust
4.663%, 09/12/2047(5)	10,000	9,782
Morgan Stanley Bank of America
Merrill Lynch Trust
3.708%, 05/17/2046	11,000	10,872
UBS Commercial Mortgage Trust
4.740%, 12/16/2050(5)	12,000	11,855
5.051%, 03/17/2051(5)	13,000	13,260
WFRBS Commercial Mortgage Trust
3.241%, 12/15/2045	10,000	9,840
		75,173
U.S. Government Agency — 23.3%(1)
Federal Home Loan Mortgage Corporation
3.500%, 04/01/2037	5,143	5,148
3.500%, 05/01/2038	4,850	4,830
4.500%, 08/01/2046	32,574	33,656
3.500%, 02/01/2047	37,455	36,917
4.000%, 02/01/2047	14,522	14,692
4.500%, 05/01/2047	15,147	15,651
4.000%, 07/01/2047	14,350	14,512
4.500%, 09/01/2047	9,786	10,112
4.000%, 10/01/2047	19,200	19,413
3.000%, 08/25/2056	12,976	12,529
Federal National Mortgage Association
3.500%, 02/01/2036	7,010	7,017
3.500%, 05/01/2036	28,304	28,334
3.500%, 01/01/2038	7,714	7,662
4.000%, 10/01/2046	44,244	44,739
4.000%, 06/01/2047	15,880	16,053
4.500%, 02/01/2048	3,764	3,887
4.000%, 03/01/2048	10,693	10,808
4.000%, 05/01/2048	9,819	9,924
4.500%, 05/01/2048	35,399	36,556
		332,440
Total Mortgage Backed Securities
(Cost $416,539)		407,613

See accompanying Notes to Financial Statements.

12	Tortoise

2018 Annual Report | September 30, 2018

Schedule of Investments (continued)
September 30, 2018

	Principal	Fair
	Amount	Value
U.S. Government Securities — 24.4%(1)
U.S. Treasury Bonds
2.332% (3 Month US Treasury Money Market
Yield + 0.140%), 01/31/2019(3)	$20,000	$20,015
2.192% (3 Month US Treasury Money Market
Yield + 0.000%), 01/31/2020(3)	12,000	12,001
2.750%, 09/30/2020	65,000	64,917
2.750%, 09/15/2021	85,000	84,685
2.750%, 05/31/2023	3,000	2,976
2.750%, 07/31/2023	5,000	4,956
0.375%, 07/15/2027(6)	28,846	27,572
2.875%, 08/15/2028	110,000	108,322
3.125%, 05/15/2048	22,000	21,712
Total U.S. Government Securities
(Cost $350,595)		347,156

	Shares
Preferred Stock — 0.7%(1)
Banks — 0.7%(1)
CoBank ACB, 6.250%, Series F
(Cost $10,925)	100	10,325
Total Investments — 100.2%(1)
(Cost $1,451,414)		1,428,763
Liabilities in Excess of Other Assets, Net — (0.2)%(1)		(3,373)
Total Net Assets — 100.0%(1)		$1,425,390

(1)	Calculated as a percentage of net assets.
(2)	Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are determined to be liquid by the Adviser. As of September 30, 2018, the value of these investments was $141,957 or 10.0% of total net assets.
(3)	Variable rate security – The rate shown is the rate in effect as of September 30, 2018.
(4)	Foreign security – The Fund had $69,241 or 4.9% of net assets in foreign securities as of September 30, 2018.
(5)	Variable rate security – The coupon is based on an underlying pool of loans.
(6)	U.S. Treasury inflation protected securities (“Tips”). Tips are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

See accompanying Notes to Financial Statements.

Tortoise	13

Statement of Assets & Liabilities
September 30, 2018

Assets:
Investments, at fair value (cost $1,451,414)	$1,428,763
Cash	109,715
Dividends and interest receivable	8,080
Receivable for investment securities sold	96,069
Receivable for Adviser expense reimbursement	31,151
Prepaid expenses and other assets	6,098
Total assets	1,679,876
Liabilities:
Payable for investment securities purchased	175,566
Payable to Adviser	529
Payable for fund administration and accounting fees	18,860
Payable for compliance fees	1,628
Payable for custody fees	1,070
Payable for transfer agent fees and expenses	5,032
Payable for professional fees	42,031
Payable to trustees	2,801
Distributions payable	2,558
Accrued expenses	4,355
Accrued distribution fees — investor class	56
Total liabilities	254,486
Net Assets	$1,425,390
Net Assets Consist of:
Capital Stock	$1,464,061
Total accumulated loss	(38,671)
Net Assets	$1,425,390

Institutional
Class
Net Assets	$1,212,023
Shares issued and outstanding(1)	124,342
Net asset value, redemption price and minimum offering price per share	$9.75

Investor
Class
Net Assets	$213,367
Shares issued and outstanding(1)	21,888
Net asset value, redemption price and minimum offering price per share	$9.75
Maximum offering price per share(2)	$10.13

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 3.75%.

See accompanying Notes to Financial Statements.

14	Tortoise

2018 Annual Report | September 30, 2018

Statement of Operations
For the Year Ended September 30, 2018

Investment Income:
Interest income	$47,170
Expenses:
Fund administration and accounting fees (See Note 5)	108,925
Registration fees	38,783
Audit and tax fees	38,753
Transfer agent fees and expenses (See Note 5)	30,254
Legal fees	13,487
Compliance fees (See Note 5)	9,749
Trustee fees (See Note 5)	9,218
Shareholder communication fees	8,710
Custody fees (See Note 5)	7,726
Other	6,329
Advisory fees (See Note 5)	6,279
Distribution fees — Investor Class (See Note 6)	542
Total expenses before reimbursement	278,755
Less: expense waiver/reimbursement by Adviser	(271,237)
Net expenses	7,518
Net Investment Income	39,652
Realized and Unrealized Loss on Investments
Net realized loss on investments	(13,998)
Net change in unrealized depreciation of investments	(32,958)
Net Realized and Unrealized Loss on Investments	(46,956)
Net Decrease in Net Assets Resulting from Operations	$(7,304)

See accompanying Notes to Financial Statements.

Tortoise	15

Statement of Changes in Net Assets

		Period from
		December 28,
	Year Ended	2016(1) to
	September 30,	September 30,
	2018	2017
Operations
Net investment income	$39,652	$22,974
Net realized gain (loss) on investments	(13,998)	9,612
Net change in unrealized appreciation (depreciation) of investments	(32,958)	10,307
Net increase (decrease) in net assets resulting from operations	(7,304)	42,893
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	131,845	1,126,173
Proceeds from reinvestment of distributions	13,852	3,187
Payments for shares redeemed	(29,943)	(13)
Increase in net assets from Institutional Class transactions	115,754	1,129,347
Investor Class:
Proceeds from shares sold	—	218,000
Proceeds from reinvestment of distributions	628	332
Increase in net assets from Investor Class transactions	628	218,332
Net increase in net assets resulting from capital share transactions	116,382	1,347,679
Distributions to Shareholders
Net Dividends and Distributions to shareholders
Institutional Class	(43,003)	(19,746)
Investor Class	(7,412)	(4,099)
Total distributions to shareholders	(50,415)	(23,845)*
Total Increase in Net Assets	58,663	1,366,727
Net Assets
Beginning of period	1,366,727	—
End of period	$1,425,390	$1,366,727 **
Transactions in Shares:
Institutional Class:
Shares sold	13,420	112,261
Shares issued to holders in reinvestment of dividends	1,398	313
Shares redeemed	(3,049)	(1)
Increase in Institutional Class shares outstanding	11,769	112,573
Investor Class:
Shares sold	—	21,792
Shares issued to holders in reinvestment of dividends	63	33
Increase in Investor Class shares outstanding	63	21,825
Net increase in shares outstanding	11,832	134,398

(1)	Commencement of Operations

*	Includes income distributions of $19,746 and $4,099 for the Institutional and Investor class respectively.
**	Includes undistributed income of $0.

See accompanying Notes to Financial Statements.

16	Tortoise

2018 Annual Report | September 30, 2018

Financial Highlights
Institutional Class

		Period from
		December 28,
	Year Ended	2016(1) to
	September 30,	September 30,
	2018	2017
Per Common Share Data(2)
Net asset value, beginning of period	$10.17	$10.00
Investment operations:
Net investment income	0.28	0.21
Net realized and unrealized gain (loss) on investments	(0.34)	0.17
Total from investment operations	(0.06)	0.38
Less distributions from:
Net investment income	(0.30)	(0.21)
Net realized gains	(0.06)	—
Total distributions	(0.36)	(0.21)
Net asset value, end of period	$9.75	$10.17
Total Return(3)	(0.56)%	3.80%

Supplemental Data and Ratios
Net assets, end of period (in 000's)	$1,212	$1,145
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(4)	19.94%	20.69%
After expense waiver/reimbursement(4)	0.50%	0.50%
Ratio of net investment income (loss) to average net assets:
Before expense waiver/reimbursement(4)	(16.56)%	(17.58)%
After expense waiver/reimbursement(4)	2.88%	2.61%
Portfolio turnover rate(3)	198%	212%

(1)	Commencement of Operations
(2)	For an Institutional Class Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	17

Financial Highlights (continued)
Investor Class

		Period from
		December 28,
	Year Ended	2016(1) to
	September 30,	September 30,
	2018	2017
Per Common Share Data(2)
Net asset value, beginning of period	$10.17	$10.00
Investment operations:
Net investment income	0.26	0.18
Net realized and unrealized gain (loss) on investments	(0.34)	0.18
Total from investment operations	(0.08)	0.36
Less distributions from:
Net investment income	(0.27)	(0.19)
Net realized gains	(0.07)	—
Total distributions	(0.34)	(0.19)
Net asset value, end of period	$9.75	$10.17
Total Return(3)(4)	(0.81)%	3.61%

Supplemental Data and Ratios
Net assets, end of period (in 000's)	$213	$222
Ratio of expenses to average net assets:
Before expense waiver/reimbursement(5)	20.16%	21.32%
After expense waiver/reimbursement(5)	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
Before expense waiver/reimbursement(5)	(16.78)%	(18.21)%
After expense waiver/reimbursement(5)	2.63%	2.36%
Portfolio turnover rate(4)	198%	212%

(1) Commencement of Operations
(2) For an Investor Class Share outstanding for the entire period.
(3) Total return does not reflect sales charges.
(4) Not annualized for periods less than one year.
(5) Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

18	Tortoise

2018 Annual Report | September 30, 2018

Notes to Financial Statements
September 30, 2018

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Tortoise Select Income Bond Fund (the “Fund”) is a diversified series of the Trust. The investment objective of the Fund is to achieve a high level of total return with an emphasis on current income.

The Fund seeks to achieve its objective by investing primarily in fixed income securities which may include corporate bonds of issuers in U.S. and foreign securities, mortgage-backed and asset-backed securities, Yankee bonds, bank loans, structured notes, convertible bonds and other convertible securities, and preferred securities. The Trust has evaluated the structure, objective and activities of the Fund and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance set forth in the Accounting Standards Codifications (“ASC”) 946, Financial services Investment Companies. The Fund commenced operations on December 28, 2016. Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Tortoise Credit Strategies, LLC. The Fund currently offers two classes of shares: the Institutional Class and the Investor Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. Investor Class shares may be subject to a front-end sales charge of up to 3.75%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax impact to the Fund. Therefore, no federal income or excise tax provision is required. As of September 30, 2018, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2018, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

Distributions from the Fund’s net investment income are accrued daily and paid monthly. Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of REIT investments and the deferral of wash sales. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share. For the year ended September 30, 2018, there were no reclassifications.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Tortoise	19

2018 Annual Report | September 30, 2018

Notes to Financial Statements (continued)

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At September 30, 2018, the Fund did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts. As of September 30, 2018, the Fund did not invest in any cash equivalents.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Corporate and Municipal Bonds — Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities — Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

20	Tortoise

2018 Annual Report | September 30, 2018

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of September 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$185,922	$—	$185,922
Corporate Bonds	—	477,747	—	477,747
Mortgage Backed Securities	—	407,613	—	407,613
U.S. Government Securities	—	347,156	—	347,156
Preferred Stock	—	10,325	—	10,325
Total investments in securities	$—	$1,428,763	$—	$1,428,763

Refer to the Fund’s Schedule of Investments for additional industry information.

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of net assets plus the amount of any borrowings for investment purposes in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changing perceptions about the creditworthiness of individual issuers (including governments), counterparty credit risk, prepayment risk or broader changes to the economic environment that may affect future cash flows. Such investments will always be exposed to certain risks that cannot be hedged and the Adviser is not obligated to seek to hedge against any risk, including fluctuations in the value of investments as a result of changes in market, principal, credit, interest rate, counterparty or currency risk or any other developments.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Credit Strategies, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.45% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 0.50% and 0.75% of the average daily net assets of the Fund’s Institutional Class shares and Investor Class shares respectively. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
December 2019 – September 2020	$181,274
October 2020 – September 2021	271,237

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust was an officer of the Administrator, until resigning on July 2, 2018. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.08% of the first $125 million of the average daily net assets, 0.06% on the next $250 million and 0.04% of the average daily net assets in excess of $375 million, subject to an annual minimum of $60,000. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended September 30, 2018 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Tortoise	21

Notes to Financial Statements (continued)

6. Distribution Costs

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the year ended September 30, 2018, the Investor Class incurred expenses of $542 pursuant to the Plan.

7. Investment Transactions

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended September 30, 2018 were as follows:

	Purchases	Sales
U.S. Government Securities	$1,979,219	$1,932,098
Other	857,269	813,518

8. Federal Tax Information

As of September 30, 2018, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$1,451,739
Gross unrealized appreciation	2,088
Gross unrealized depreciation	(25,064)
Net unrealized depreciation	(22,976)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(15,695)
Total accumulated losses	(38,671)

The difference between book and tax-basis cost is attributable primarily to wash sales.

As of September 30, 2018, the Fund had a long-term capital loss carryforward of $1,471 and a short-term capital loss carryforward of $14,224, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

During the year ended September 30, 2018, the Fund paid the following distributions to shareholders, as adjusted for dividends payable:

Ordinary income*	$49,982

During the period ended September 30, 2017, the Fund paid the following distributions to shareholders, as adjusted for dividends payable:

Ordinary income*	$21,720

*For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2018, Tortoise Investments, LLC, an affiliate of the Advisor, owned 68.4% of the outstanding shares of the Fund.

10. Subsequent Events

Based upon a recommendation by the Adviser, the Board of Trustees of the Trust has approved a plan of liquidation for the Fund as a series of the Trust, pursuant to which the Fund will be liquidated on or around December 20, 2018 (the “Liquidation”). The Adviser has determined that the Fund has limited prospects for meaningful growth. As a result, the Adviser and the Board of Trustees believe the Liquidation of the Fund is in the best interest of shareholders.

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no additional items require recognition or disclosure.

22	Tortoise

2018 Annual Report | September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
of Tortoise Select Income Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Tortoise Select Income Bond Fund (the “Fund”) (one of the funds constituting the Managed Portfolio Series (the “Trust”)), including the schedule of investments, as of September 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year ended September 30, 2018 and the period from December 28, 2017 (commencement of operations) to September 30, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Managed Portfolio Series) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended September 30, 2018 and the period from December 28, 2017 (commencement of operations) to September 30, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we were required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Tortoise investment companies since 2004.

Minneapolis, MN
November 28, 2018

Tortoise	23

Trustees and Officers (unaudited)
September 30, 2018

			Number of
			Portfolios
		Term of Office	in Trust		Other Directorships
Name, Address	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	Held by Trustee During
and Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	38	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions (39 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	38	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (39 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee and Nominating & Governance Committee Chairman	Indefinite Term; Since April 2011	38	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (10 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	38	Retired, Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-2018).	None

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

24	Tortoise

2018 Annual Report | September 30, 2018

Trustees and Officers (unaudited) (continued)
September 30, 2018

Number of
Portfolios
		Term of Office	in Trust		Other Directorships
Name, Address	Position(s) Held	and Length of	Overseen	Principal Occupation(s)	Held by Trustee During
and Year of Birth	with the Trust	Time Served	by Trustee	During the Past Five Years	the Past Five Years
Officers
Brian R. Wiedmeyer* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	President and Principal Executive Officer	Indefinite Term; Since November 2018	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Ryan L. Roell* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Vice President, Treasurer and Principal Financial Officer	Indefinite Term; Since November 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Secretary	Indefinite Term; Since November 2017	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A

Douglas Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Vice President and Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

*	Prior to November 14, 2018, James R. Arnold served as President and Principal Executive Officer of the Trust and Brian R. Wiedmeyer served as Treasurer and Principal Financial Officer of the Trust.

Tortoise	25

2018 Annual Report | September 30, 2018

Additional Information (unaudited)

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Qualified Dividend Income/Dividends Received Deduction
For the fiscal period ended September 30, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended September 30, 2018 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue section 871(k)(2)(c) was 17.8%.

Privacy Notice
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/ educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise	26

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Credit Strategies, LLC
555 W. 5th Street, Suite 3700
Los Angeles, CA 90013

Independent Registered Public
Accounting Firm
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Legal Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

1-855-822-3863

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-822-3863.

555 W. 5th Street, Suite 3700
Los Angeles, CA 90013

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant. For the fiscal years ended September 30, 2018 and September 30, 2017, the Fund’s principal accountant was Ernst & Young. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2018	FYE 9/30/2017
Audit Fees	$26,000	$23,000
Audit-Related Fees	$0	$0
Tax Fees	$12,700	$13,950
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 9/30/2018	FYE 9/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2018	FYE 9/30/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$935	$470,680

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian Wiedmeyer
Brian Wiedmeyer, President

Date	December 10, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Wiedmeyer
Brian Wiedmeyer, President

Date	December 10, 2018

By (Signature and Title)*	/s/ Ryan Roell
Ryan Roell, Treasurer

Date	December 10, 2018

* Print the name and title of each signing officer under his or her signature.